UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549-1004

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 8, 2011 (September 1, 2011)

THE HERTZ CORPORATION

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-07541	13-1938568
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

225 Brae Boulevard

Park Ridge, New Jersey 07656-0713

(Address of principal executive
offices, including zip code)

(201) 307-2000

(Registrant’s telephone number,
including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01  Completion of Acquisition or Disposition of Assets.

On September 8, 2011, The Hertz Corporation (the “Registrant”), filed a Current Report on Form 8-K (the “Original Form 8-K”) to report the completion of its acquisition of the entire equity interest in Donlen Corporation (“Donlen”) and certain of its affiliates pursuant to the previously announced Agreement and Plan of Merger, dated as of July 12, 2011, by and among the Registrant, DNL Merger Corp., a wholly-owned subsidiary of the Registrant, Donlen, Gary Rappeport, as Shareholder Representative and Subsidiary Shareholder, and Nancy Liace, as Subsidiary Shareholder.

This amendment to the Original Form 8-K is being filed to provide financial statements and pro forma financial statements required by Item 9.01 of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)                                  Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Donlen Corporation and Subsidiaries, as of and for the year ended August 31, 2011, the notes related thereto and the related independent auditors’ report of BDO USA, LLP, are filed as Exhibit 99.1 to this report and incorporated herein by reference.

(b)                                 Pro Forma Financial Information.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2010, unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2011, unaudited pro forma condensed combined balance sheet as of June 30, 2011 and the notes related thereto, are filed as Exhibit 99.2 to this report and incorporated herein by reference.

(d)                                 Exhibits.

Exhibit 99.1

Audited consolidated financial statements of Donlen Corporation and Subsidiaries, as of and for the year ended August 31, 2011, the notes related thereto and the related independent auditors’ report of BDO USA, LLP.

Exhibit 99.2

Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2010, unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2011, unaudited pro forma condensed combined balance sheet as of June 30, 2011 and the notes related thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HERTZ CORPORATION (Registrant)

Date: October 31, 2011	By:	/s/ Elyse Douglas
	Name:	Elyse Douglas
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1

Audited consolidated financial statements of Donlen Corporation and Subsidiaries, as of and for the year ended August 31, 2011, the notes related thereto and the related independent auditors’ report of BDO USA, LLP.

99.2

Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2010, unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2011, unaudited pro forma condensed combined balance sheet as of June 30, 2011 and the notes related thereto.